EXHIBIT 10.3

                      AGREEMENT BETWEEN HEALTH & NUTRITION

                           SYSTEMS INTERNATIONAL, INC.

                                       AND

                                STEVEN POMERANTZ

         THIS AGREEMENT is entered into by and between STEVEN POMERANTZ of 6020 N.W. 67th Court, Parkland, FL 33067 (hereinafter POMERANTZ), and HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC., 3750 Investment Lane, Suite 5, West Palm Beach, Florida 33404 (hereinafter HNS and/or Company) (both referred to as parties) on this 12th day of January, 2001, and in consideration of the mutual promises made herein, the parties hereby agree as follows:

         1. STEVEN POMERANTZ shall pledge a C.D. (C.D.) in the amount of 100,000.00 currently held at SunTrust Bank, Northlake Branch, North Palm Beach County, Florida in the name of Steven Pomerantz for a loan to be obtained by HNS in the principal amount of $100,000.00, said loan to be obtained on terms mutually agreeable to POMERANTZ and HNS.

         2. HNS agrees that it shall abide by all terms and conditions of said loan and shall not cause any default to occur pursuant to this agreement or pursuant to any loan agreement with SunTrust, which shall in any way, adversely affect the C.D. held by POMERANTZ.

         3. POMERANTZ, shall at any time be permitted to withdraw the collateral upon thirty (30) days' written notice to HNS and, if necessary, to SunTrust, at which time the loan will be paid in full by HNS.

         4. HNS specifically agrees that, if POMERANTZ desires to withdraw the collateral, that it shall repay immediately all sums due and owing to SunTrust.

         5. HNS, upon receipt of the loan proceeds, shall pay to POMERANTZ, as compensation for providing the collateral for this loan the sum of $5,000.00.

         6. In the event of any default pursuant to this Agreement, and if it is necessary for any party to seek to enforce this Agreement, the prevailing party shall be entitled to attorney's fees and costs, all deemed to be expenses.

         7. It is further agreed by and between the parties that any action sought to enforce this Agreement, shall be brought in Palm Beach County, Florida.

                                     /s/ Steven Pomerantz
                                     -------------------------------------------
                                   STEVEN POMERANTZ
                                   HEALTH & NUTRITION SYSTEMS
                                   INTERNATIONAL, INC., a Florida corporation

                                   By:    /s/ Christopher Tisi
                                          --------------------------------------
                                   Name:  Christopher Tisi
                                          --------------------------------------
                                   Title: President
                                          --------------------------------------







                                       2